Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.
Name of Issuer:
Juniper Networks Inc
Title of Security:
JUNIPER NETWORKS, INC. 4.5% 15 MAR 2024
Date of First Offering:
02/27/2014
Dollar Amount Purchased:
$74,885.25
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.845
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on June 13, 2014.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Bank of Ireland; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:
Pitney Bowes Inc
Title of Security:
PITNEY BOWES INC. 4.625% 15 MAR 2024-23
Date of First Offering:
03/04/2014
Dollar Amount Purchased:
$223,098.75
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.155
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on June 13, 2014.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Australia and New Zealand Banking Grouping Limited; Citigroup Global Markets Inc.; UBS Securities LLC
Name of Issuer:
Australia & New Zealand Bankin
Title of Security:
AUSTRALIA AND NEW ZEALAND BA 4.5% 19 MAR 2024 144A
Date of First Offering:
03/12/2014
Dollar Amount Purchased:
$274,626.00
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.864
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on June 13, 2014.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; SMBC Nikko Securities Inc.
Name of Issuer:
Sumitomo Mitsui Financial Group
Title of Security:
SUMITOMO MITSUI FINANCIAL 4.436% 02 APR 2024 144A
Date of First Offering:
03/26/2014
Dollar Amount Purchased:
$400,000.00
Number of Shares or Par Value of Bonds Purchased:
400,000
Price Per Unit:
100.00
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on June 13, 2014.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities PLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Mediobanca Banca Di Credito Finanziario Societa Per Azioni; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; SG Americas Securities, LLC; Unicredit Bank AG
Name of Issuer:
Numericable Group SA
Title of Security:
NUMERICABLE GROUP S.A. 5.625% 15 MAY 2024-19 144A
Date of First Offering:
04/23/2014
Dollar Amount Purchased:
138,294.99

Number of Shares or Par Value of Bonds Purchased:
100,000

Price Per Unit:
100.000
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN Amro Securities (USA) LLC; Banca IMI S.P.A.; Barclays Capital Inc.; BBVA Securities Inc.; BNY Mellon Capital Markets, LLC; Castleoak Securities, L.P.; CIBC World Markets Corp; Citigroup Global Markets Inc.; Commerz Markets LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; Nomura Securities International, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; SG Americas Securities, LLC; Skandinaviska Enskilda Banken AB (PUBL); TD Securities USA LLC; UBS Securities LLC; Williams Capital Group L.P. (THE)
Name of Issuer:
Citigroup Inc
Title of Security:
CITIGROUP INC. 6.3% 15 MAY 2049-24
Date of First Offering:
04/23/2014
Dollar Amount Purchased:
50,000.00
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities PLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; J.P. Morgan Securities LLC
Name of Issuer:
Dominican Republic
Title of Security:
DOMINICAN REPUBLIC GOVT 7.45% 30 APR 2044 144A
Date of First Offering:
04/24/2014
Dollar Amount Purchased:
100,000.00
Number of Shares or Par Value of Bonds Purchased:
100,000
Price Per Unit:
100.00
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:
Celgene Corp
Title of Security:
CELGENE CORPORATION 3.625% 15 MAY 2024-24
Date of First Offering:
05/06/2014
Dollar Amount Purchased:
124,573.75
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.659
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; HSBC Securities (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:
Celgene Corp
Title of Security:
CELGENE CORPORATION 2.25% 15 MAY 2019
Date of First Offering:
05/06/2014
Dollar Amount Purchased:
124,688.75
Number of Shares or Par Value of Bonds Purchased:
125,000.00
Price Per Unit:
99.751
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN Amro Securities (USA) LLC; Australia and New Zealand Banking Group Limited; Banca IMI S.P.A.; BBVA Securities Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; CIBC World Markets Corp; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; Danske Bank A/S; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; Huntington Investment Company (THE); ING Financial Markets LLC; Lloyds Bank Plc; Loop Capital Markets, L.L.C.; Merrill Lynch, Pierce Fenner & Smith, Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; Raiffeisen Bank International AG; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; Standard Charter Bank; Wells Fargo Securities, LLC
Name of Issuer:
Bank of America Corp
Title of Security:
BANK OF AMERICA CORPORATION 5.125% 17 JUN 2049-19
Date of First Offering:
06/12/2014
Dollar Amount Purchased:
50,000.00
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.; Bosc, Inc.; Credit Agricole Securities (USA) Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Scotia Capital (USA) Inc; SMBC Nikko Securities Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:
Williams Partners LP
Title of Security:
WILLIAMS PARTNERS L.P. 3.9% 15 JAN 2025-24
Date of First Offering:
06/24/2014
Dollar Amount Purchased:
249,225.00
Number of Shares or Par Value of Bonds Purchased:
250,000.00

Price Per Unit:
99.690
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Rabo Securities USA, Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Unicredit Bank AG; Wells Fargo Securities, LLC; Williams Capital Group L.P. (THE)
Name of Issuer:
Monsanto Co
Title of Security:
MONSANTO COMPANY 2.125% 15 JUL 2019
Date of First Offering:
06/26/2014
Dollar Amount Purchased:
224,977.50
Number of Shares or Par Value of Bonds Purchased:
225,000.00
Price Per Unit:
99.99
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Rabo Securities USA, Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Unicredit Bank AG; Wells Fargo Securities, LLC; Williams Capital Group L.P. (THE)
Name of Issuer:
Monsanto Co
Title of Security:
MONSANTO COMPANY 4.4% 15 JUL 2044-44
Date of First Offering:
06/26/2014
Dollar Amount Purchased:
198,414.00
Number of Shares or Par Value of Bonds Purchased:
200,000.00
Price Per Unit:
99.207
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Erac USA Finance LLC
Title of Security:
ERAC USA FINANCE LLC 2.35% 15 OCT 2019 144A
Date of First Offering:
06/30/2014
Dollar Amount Purchased:
$349,489.00
Number of Shares or Par Value of Bonds Purchased:
350,000
Price Per Unit:
99.854
Resolution Approved:
Resolution adopted at the Meeting of the Board of Trustees on August 14, 2014.**